MIDAS FUND, INC.
                       MIDAS SPECIAL EQUITIES FUND, INC.
                       MIDAS U.S. AND OVERSEAS FUND LTD.


                   Supplement Dated November 30, 1999 to the
                         Prospectus dated July 12, 1999

       THE FOLLOWING SUPPLEMENTS AND SUPERCEDES ANY CONTRARY INFORMATION
                      CONTAINED IN THE FUND'S PROSPECTUS.

     Effective November 30, 1999, the subadvisory agreement between Midas Management Corporation (the "Investment Manager") and Lion Resource Management Limited with respect to Midas Fund, Inc. (the "Fund") terminated and the Investment Manager's Investment Policy Committee assumed sole portfolio management of the Fund.

     Also effective November 30, 1999, Bassett S. Winmill is the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund. Bassett
S. Winmill, the Chief Investment Strategist of the Investment Manager and a member of its Investment Policy Committee is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.